               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this  registration  statement on
Form S-8 of our  report  dated  March 23,  2000 on our  audits of the  financial statements of Access Health Alternatives,  Inc. as of December 31, 1999, and for
the years ended December 31, 1999 and 1998.

                                /s/ Tedder, James, Worden & Associates, P.A.
                                --------------------------------------------
                                TEDDER, JAMES, WORDEN & ASSOCIATES, P.A.

Orlando, Florida
February 7, 2001